Exhibit 4.2


                                                                        SPECIMEN

                                     FORM OF

                           7.50% Senior Note due 2011

                  THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                        SPECIMEN


                         QUEST DIAGNOSTICS INCORPORATED

                           7.50% Senior Note due 2011

                   Unconditionally guaranteed as to payment of
                          principal of and interest by
                            the Subsidiary Guarantors

No.  0 (Specimen)                                                   $[_________]

CUSIP: 748 34L AE0

                  Quest Diagnostics Incorporated, a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[_________] on July 12, 2011 (the "Stated Maturity") (except to the extent redeemed or repaid prior to the Stated Maturity) and to pay interest thereon from June 27, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 7.50% per annum, on January 12 and July 12, commencing with January 12, 2002, on the Stated Maturity and on any Redemption Date (each such date, an "Interest Payment Date") until the principal hereof is paid or made available for payment.

                  Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business January 1 or July 1 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the "Regular Record Date"). Any such interest not punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Place of Payment. Payment of interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and payment of principal on this Notes may at the Company's option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States. Payment of the principal of this Note on the Stated Maturity will be made against presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the

United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Time of Payment. In any case where any Interest Payment Date, Redemption Date, Stated Maturity shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at Stated Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, or Stated Maturity, as the case may be.

                  Legends. The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

                  General. This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company, issued and to be issued in one or more series under an indenture, dated as of June 27, 2001, as it may be supplemented from time to time (herein called the "Indenture"), between the Company and The Bank of New York, Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture with respect to a series of which this Note is a part), to which indenture and all indentures supplemental thereto, including the supplemental indenture dated June 27, 2001 (the "Supplemental Indenture"), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as "7.50 Senior Notes due 2011" (collectively, the "Notes"), initially limited in aggregate principal amount to $[_________].

                  Further Issuance. The Company may from time to time, without the consent of the Holders of Notes of this series, issue additional Notes (the "Additional Notes") of this series having the same ranking and the same interest rate, maturity and other terms as the Notes of this series. Any Additional Notes of this series and the Notes of this series will constitute a single series under the Indenture and all references to the Notes of this series shall include the Additional Notes unless the context otherwise requires.

                  Book-Entry. This Note is a Global Note representing $275,000,000 of the Notes. This Note is a "book entry" Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (the "Depository "), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $1,000 and integral multiples thereof. As long as this Note is registered in the name of the Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfer of immediately available funds to the Depository or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

                  Guarantees. This Note is entitled to the benefits of the Subsidiary Guarantees by each of the Subsidiary Guarantors of the due and punctual payment and performance of the Guarantor Obligations made in favor of the Trustee for the benefit of the Holder of this Note. Reference is hereby made to Article Sixteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

                  Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  Maturity. The Notes of this series are not subject to any sinking fund. The Notes of this series will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days' prior notice, on any date prior to their maturity at a Redemption Price, calculated pursuant to the Indenture, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date). In the case of any partial redemption, selection of the Notes of this series for redemption will be made by the Trustee by such methods, as the Trustee in its sole discretion shall deem fair and appropriate. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

                  Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

                  Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

                  Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

                  Authorized Denominations. The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 or any integral multiple thereof.

                  Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

                  This Note is a Global Security. If the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days or an Event of Default under the Indenture has occurred and is continuing, the Company will issue Securities in certificated form in exchange for each Global Security. In addition, the Company may at any time determine not to have Securities represented by a Global Security and, in such event, will issue Securities in certificated form in exchange in whole for the Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

                  Governing Law. This Note shall be governed by and construed in accordance with the law of the State of New York.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:   , 2001
                                               QUEST DIAGNOSTICS INCORPORATED


                                               By:
                                                  ------------------------------
                                               Name:
Attest:                                        Title:


------------------------
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes of the series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned First Supplemental Indenture.

                                               THE BANK OF NEW YORK
                                               as Trustee


                                               By
                                                  ------------------------------
                                               Authorized Signatory

Dated:              , 2001

                 GUARANTEE OF THE INITIAL SUBSIDIARY GUARANTORS

                  FOR VALUE RECEIVED, each of the Initial Subsidiary Guarantors (as such term is defined in the Indenture, as amended by the First Supplemental Indenture), hereby, jointly and severally, unconditionally guarantees to the Holder of the Note upon which this Subsidiary Guarantee is endorsed (the "Note") and to the Trustee on behalf of the Holder, the prompt payment of the principal of (and premium, if any, on) and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest and including any additional interest required to be paid according to the terms of the Notes) on the Note, when due (whether at Stated Maturity, upon Redemption, upon acceleration, upon tender for repayment at the option of the Company), according to the terms hereof and the terms of the Indenture (the "Guarantor Obligations"). This Guarantee is a guarantee of payment and not of collection and is a continuing guarantee and shall apply to all Guarantor Obligations whenever arising.

                  Obligations Unconditional and Absolute. The obligations of the Initial Subsidiary Guarantors hereunder are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the Indenture or this Note, to the fullest extent permitted by applicable law, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each of the Initial Subsidiary Guarantors agrees that this Guarantee may be enforced by the Holder of this Note without the necessity at any time of proceeding against the Company or any other Person (including a co-guarantor) or to pursue any other remedy or enforce any other right. Each of the Initial Guarantors further agrees that nothing contained herein shall prevent the Holder of this Note from suing on this Note or the Indenture or from exercising any other rights available under this Note and the Indenture, and the exercise of any of the aforesaid rights and shall not constitute a discharge of any Initial Subsidiary Guarantor's obligations hereunder and under the Indenture; it being the purpose and the intent of each Initial Subsidiary Guarantor that its obligations under this Note and under the Indenture shall be absolute, independent and unconditional under any and all circumstances. Neither any Initial Subsidiary Guarantor's obligations under this Guarantee nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Company or by reason of the bankruptcy or insolvency of the Company. Each Initial Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guarantor Obligations or acceptance of this Guarantee. The Guarantor Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee.

                  Subrogation. Each of the Initial Subsidiary Guarantors shall be subrogated to all rights of the Holder of the Note against the Company in respect of any amounts paid by such Initial Subsidiary Guarantor on account of the Note or the Indenture; provided, however, that such Initial Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (or premium, if any, on) and interest on all Notes of this series shall have been indefeasibly paid in full.

                  Modifications. Each Initial Subsidiary Guarantor agrees that
(a) the time or place of payment of the Guarantor Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (b) the Company and any other party liable for payment under the Indenture or under the Note may be granted indulgences generally; (c) any of the provisions of this Note or the Indenture may be modified, amended or waived; and (d) any party (including any Subsidiary Guarantor) liable for the payment under this Note or under the Indenture may be granted indulgences or be released; all without notice to or further assent by such Initial Subsidiary Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

                  Waiver of Rights. Each of the Initial Subsidiary Guarantors hereby waives to the fullest extent permitted by law: (a) notice of acceptance of this Guarantee by the Holder of this Note; (b) presentment and demand for payment or performance of any of the Guarantor Obligations; (c) protest and notice of dishonor or default with respect to the Guarantor Obligations; (d) all other notices to which such Initial Subsidiary Guarantor might otherwise be entitled.

                  Reinstatement. The obligations of the Initial Subsidiary Guarantors under this Note and under Article Sixteen shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guarantor Obligations is rescinded or must otherwise be restored by any Holder of the Notes of this series, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

                  Remedies. Each of the Initial Subsidiary Guarantors further agrees, to the fullest extent that it may lawfully do so, that as between each such Initial Subsidiary Guarantor, on the one hand, and the Holder and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

                  Rights of Contribution. The Initial Subsidiary Guarantors, in connection with payments made hereunder, shall have contribution rights against the other Subsidiary Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of the Subsidiary Guarantors under this Note and no Initial Subsidiary Guarantor shall exercise such rights of contribution until all Guarantor Obligations have been paid in full.

                  Limitation of Guaranty. Notwithstanding any provision to the contrary contained herein or in the Indenture, to the extent the obligations of any Initial Subsidiary Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of the Initial Subsidiary Guarantors hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state or otherwise and including, without limitation, the Bankruptcy
Code).

                  Release of Guarantors. Each of the Initial Subsidiary Guarantors hereby covenants that its Subsidiary Guarantee will not be discharged except by complete performance of its obligations contained in the Note, this Subsidiary Guarantee and pursuant to the Indenture; provided, however, that if
(a) an Initial Subsidiary Guarantor does not guarantee any Indebtedness of the Company the amount of which, when added together with any other outstanding Indebtedness of the Company guaranteed by its Subsidiaries that are not Subsidiary Guarantors, would exceed $50 million in the aggregate, excluding the Notes of this series, and all outstanding Indebtedness of such Subsidiary Guarantor would have been permitted to be incurred pursuant to Section 1011 of the Indenture measured at the time of the release and discharge as described in this paragraph, (b) the Notes of this series are defeased and discharged pursuant to Article Fourteen of the Indenture, or (c) all or substantially all of the assets of such Initial Subsidiary Guarantor or all of the capital stock of such Initial Subsidiary Guarantor is sold (including by issuance, merger, consolidation or otherwise) by the Company or any of its Subsidiaries, then in each case of (a), (b) or (c) above, such Subsidiary Guarantor or the corporation acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets or capital stock of such Subsidiary Guarantor) shall be automatically and without any further action on the part of any party to the Indenture, and upon notice to the Trustee, be fully released and discharged from all its liabilities and obligations under or in respect of the Indenture and this Subsidiary Guarantee of the Note, and promptly upon the request of the Company and at the expense of the Company, the Trustee shall execute such documents and take such other action as is reasonably requested by the Company to evidence the release and discharge of such Guarantor from all such liabilities and obligations and shall, if applicable, certify to the Company that such Initial Subsidiary Guarantor has no liabilities or obligations resulting from a demand on such Initial Subsidiary Guarantor's Guarantee.

                  Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

                  Governing Law. This Subsidiary Guarantee shall be governed by and construed in accordance with the law of the State of New York.

                  Subject to the next following paragraph, each Initial Subsidiary Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Subsidiary Guarantee and to constitute the same valid obligation of each Initial Subsidiary Guarantor have been done and performed and have happened in due compliance with all applicable laws.

                  (Remainder of page intentionally left blank.)

                  This Subsidiary Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is endorsed has been signed by the Trustee under the Indenture referred to in this Note.

Dated: _______________, 2001

                                               QUEST DIAGNOSTICS HOLDINGS
                                                 INCORPORATED


                                               By:
                                                  ------------------------------
Attest:                                        Name:
                                               Title:

----------------------------
Name:
Title:
                                               QUEST DIAGNOSTICS CLINICAL
                                                 LABORATORIES, INC.


                                               By:
                                                  ------------------------------
Attest:                                        Name:
                                               Title:

----------------------------
Name:
Title:
                                               QUEST DIAGNOSTICS INCORPORATED
                                                 (CA)


                                               By:
                                                  ------------------------------
Attest:                                        Name:
                                               Title:

----------------------------
Name:
Title:

                                               QUEST DIAGNOSTICS INCORPORATED
                                                 (MD)


                                               By:
                                                  ------------------------------
Attest:                                        Name:
                                               Title:

----------------------------
Name:
Title:
                                               QUEST DIAGNOSTICS LLC


                                               By:
                                                  ------------------------------
Attest:                                        Name:
                                               Title:

----------------------------
Name:
Title:
                                               QUEST DIAGNOSTICS INCORPORATED
                                                 (MI)


                                               By:
                                                  ------------------------------
Attest:                                        Name:
                                               Title:

----------------------------
Name:
Title:
                                               QUEST DIAGNOSTICS INCORPORATED
                                                 (CT)


                                               By:
                                                  ------------------------------
Attest:                                        Name:
                                               Title:

----------------------------
Name:
Title:

                                               QUEST DIAGNOSTICS INCORPORATED
                                                 (MA)


                                               By:
                                                  ------------------------------
Attest:                                        Name:
                                               Title:

----------------------------
Name:
Title:
                                               QUEST DIAGNOSTICS OF PENNSYLVANIA
                                                 INC.


                                               By:
                                                  ------------------------------
Attest:                                        Name:
                                               Title:

----------------------------
Name:
Title:
                                               QUEST DIAGNOSTICS INCORPORATED
                                                 (OH)


                                               By:
                                                  ------------------------------
Attest:                                        Name:
                                               Title:

----------------------------
Name:
Title:
                                               METWEST INC.


                                               By:
                                                  ------------------------------
Attest:                                        Name:
                                               Title:

----------------------------
Name:
Title:

                                               NICHOLS INSTITUTE DIAGNOSTICS


                                               By:
                                                  ------------------------------
Attest:                                        Name:
                                               Title:

----------------------------
Name:
Title:
                                               DPD HOLDINGS, INC.


                                               By:
                                                  ------------------------------
Attest:                                        Name:
                                               Title:

----------------------------
Name:
Title:
                                               DIAGNOSTICS REFERENCE SERVICES
                                                 INC.


                                               By:
                                                  ------------------------------
Attest:                                        Name:
                                               Title:

----------------------------
Name:
Title:
                                               LABORATORY HOLDINGS INCORPORATED


                                               By:
                                                  ------------------------------
Attest:                                        Name:
                                               Title:

----------------------------
Name:
Title:

                                               PATHOLOGY BUILDING PARTNERSHIP

                                               By Quest Diagnostics Incorporated
                                                 (MD) As General Partner
Attest:
                                               By:
                                                  ------------------------------
                                               Name:
----------------------------                   Title:
Name:
Title:
                                               QUEST DIAGNOSTICS
                                               INVESTMENTS INCORPORATED


Attest:                                        By:
                                                  ------------------------------
                                               Name:
                                               Title:
----------------------------
Name:
Title:                                         By:
                                                  ------------------------------
                                               Name:
                                               Title:

                                               QUEST DIAGNOSTICS
                                               FINANCE INCORPORATED


Attest:                                        By:
                                                  ------------------------------
                                               Name:
                                               Title:
----------------------------
Name:
Title:                                         By:
                                                  ------------------------------
                                               Name:
                                               Title: